P10 Announces Results of its Annual Meeting of Stockholders

Appoints Tracey Benford to Lead Independent Director

DALLAS, June 17, 2024 (GLOBE NEWSWIRE) - P10, Inc.(NYSE: PX) (the “Company”), a leading private markets solutions provider, announced the voting results of its Annual Meeting of Stockholders. All motions put forward by the Company were passed.

Additionally, the Board of Directors (the “Board”) of P10, Inc. appointed Tracey Benford to Lead Independent Director. Ms. Benford, who joined the Board in April of 2024, will continue to serve on the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

“The Board is unified in its view that Tracey will provide critical industry expertise, strategic guidance, and prudent stewardship as Lead Independent Director,” said Luke Sarsfield, P10 Chairman and Chief Executive Officer. “As P10 executes its growth plan, Tracey’s role establishes strong governance policy that will enable effective oversight and support from our experienced, diverse Board.”

At the Annual Meeting, the Company’s stockholders:

•
Elected three Class III Directors to serve on the Board until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);
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Approved an amendment to the P10, Inc. 2021 Incentive Plan to increase the number of shares issuable under the Plan by 11,000,000 shares (Proposal 2); and
•
Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 (Proposal 3).

For additional information on these proposals, please see the Company’s Proxy Statement. The official voting results for each item voted on by stockholders will be disclosed in a report to be filed with the Securities and Exchange Commission.

About P10

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of March 31, 2024, P10 has a global investor base of more than 3,600 investors across 50 states, 60 countries, and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions, and financial institutions. Visit www.p10alts.com.

Forward-Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements reflect management’s current plans, estimates, and expectations, and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different, global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; our ability to make acquisitions and successfully integrate the businesses we acquire; assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 13, 2024, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Ownership Limitations

P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10.

P10 Investor Contact:

info@p10alts.com

P10 Media Contact:

Josh Clarkson
jclarkson@prosek.com